SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2004

Carriage Services, Inc.

(Exact name of registrant as specified in is charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 St. James Place, 4th Floor

Houston, Texas 77056

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

(713) 332-8400

ITEM 5.  OTHER EVENTS

                Effective May 13, 2004, Carriage exercised the option within its existing bank credit facility to increase the available commitment by $5 million to $45 million. The two existing banks proportionately increased their commitments under the arrangement. Otherwise the terms and conditions of the credit facility remain unchanged.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

4.1

Commitment Increase Agreement dated May 13, 2004 among Carriage Services Inc., as the Borrower, Bank of America, N.A., as the Lender and Administrative Agent, and Wells Fargo Bank, National Association, as the Lender.

	99.1	Press Release dated May 13, 2004.

	99.2	Press Release dated May 18, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

In the press release dated May 13, 2004, the Company announced and commented on its financial results for its fiscal first quarter ended March 31, 2004.  A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated by this reference.  The information being furnished under Item 12. Results of Operations and Financial Condition, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

In the press release dated May 18, 2004, the Company announced and commented on the adoption of Financial Accounting Standards Board relating to Interpretation No. 46, as revised (“FIN 46”), “Consolidation of Variable Interest Entities”, which was previously disclosed in Carriage’s first quarter earnings release attached hereto as Exhibit 99.1.  A copy of the press release issued by the Company is attached hereto as Exhibit 99.2 and incorporated by this reference.  The information being furnished under Item 12., including the press release attached hereto as Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

The Company’s press release dated May 13, 2004 contains non-GAAP financial measures.  Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Date May 18, 2004	By:	/s/ Joseph Saporito
Joseph Saporito
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

4.1

Commitment Increase Agreement dated May 13, 2004 among Carriage Services Inc., as the Borrower, Bank of America, N.A., as the Lender and Administrative Agent, and Wells Fargo Bank, National Association, as the Lender.

99.1	Press release dated May 13, 2004

99.2	Press Release dated May 18, 2004